UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        March 20, 2007
                                                ______________________________


                           Minden Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



      United States                     000-49882                13-4203146
______________________________________________________________________________
(State or other jurisdiction     (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



415 Main Street, Minden, Louisiana                               71058
______________________________________________________________________________
(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code   (318) 377-0523
                                                  ____________________________



                              Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          -------------------------------------------------------------------

     On March 20, 2007, the Board of Directors of Minden Bancorp, Inc. (the "Company") amended Article III, Section 2 of the Company's Bylaws to increase the number of directors from nine to ten. Article III, Section 2 of the Bylaws, as amended, is attached hereto as Exhibit 3.1 and the description of the amendment is qualified in its entirety by reference to the amended Article III,
Section 2 attached hereto as Exhibit 3.1 which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Not applicable.

          (d)  The following exhibit is filed herewith.

          Exhibit Number     Description
          --------------     ------------------------------------------------

               3.1           Article III, Section 2, of the Company's Bylaws


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MINDEN BANCORP, INC.



Date:  March 26, 2007         By: /s/ A. David Evans
                                  ------------------------------------
                                  A. David Evans
                                  President and Chief Executive
                                   Officer